CAGNY 2013 Exhibit 99

Forward Looking Statements
This presentation contains forward-looking statements regarding HSH’s business prospects and future financial results and metrics. These statements are typically preceded by terms such as “will,” “anticipates,” “intends,”
“expects,” “likely” or “believes” and other similar terms. These forward-looking statements are based on currently available competitive, financial and economic data and management’s views and assumptions regarding future events and are inherently uncertain.  Investors must recognize that actual results may differ from those expressed or implied in the forward-looking statements, and the company wishes to caution you not to place undue reliance on any forward-looking statements. We have provided cautionary language in our most recent Annual Report on Form
10-K and other filings with the SEC identifying factors that could cause actual results to differ materially from those expressed or implied by our forward-looking statements. All forward-looking statements included in this presentation are qualified in their entirety by such cautionary statements. HSH undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.
This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix at the end of the presentation. Investors are urged to consider carefully the comparable
GAAP measures and the reconciliations to those measures provided in the Appendix, or on our website at
www.hillshirebrands.com.

What We Want You to Take Away From Today
Terrific portfolio of leading, iconic brands that respond to investment
Growth and cost agendas gaining traction
Confident we will deliver on financial targets

An Amazing Year… Launched new company Built new management team Relocated headquarters to Chicago Energized new culture 4

Past 12 Months Have Validated Our Core Investment Thesis
Compete in attractive and profitable categories
Key to success is disciplined investment in brand building and innovation
Cost efficiencies exist to fund growth agenda
Potential to deliver significant shareholder return

Early Days But Turnaround Starting to Take Hold

Percent Change in Total Volume Sales
Product FY12 FY13 YTD
Ball Park Hot Dogs (4.7)% +5.2%
Jimmy Dean Frozen Breakfast (3.6)% +7.9%
Hillshire Farm Lunchmeat (7.5)% +1.0%
State Fair Corn Dogs (1.5)% +1.7%
Gallo Salame (6.4)% +3.2%
Sara Lee Pre Sliced Deli (17.2)% +0.1%
Sara Lee Sweet Goods (8.8)% (2.8)%
Source: Symphony IRI Group Total US Multi-outlet data, 52 weeks ended  7/1/12  and Fiscal YTD  through 2/3/13

What We Will Cover Today Background on Hillshire Brands Review of our four core strategies for growth Financial outlook 7

A $4B North American Meat-Centric Food Company

Source: FY12 Company Financial Statement information; Based on reported net sales
73%
27%
Retail Foodservice
Retail vs. Foodservice
96%
65%
4%
35%
Retail Foodservice
Meat Bakery
Meat vs. Bakery

88% of Sales Are Branded; Two $1B Brands 9 Source: Company Financial Statement information 88% 12% Branded Unbranded

Leading Share Positions in Core Categories

Source: IRI Multi-Outlet 52 weeks Ending 2/3/2013
Brand Category
HSH Share
Position
Relative Market
Share
Breakfast Sausage #1
2.8x
Frozen Protein Breakfast #1
7.4x
Lunchmeat #3
0.3x
Smoked Sausage #1
2.8x
Hot Dogs #1
1.1x
Corn Dogs #1
1.7x
Super Premium Sausage #1
1.6x
Specialty Lunchmeat #3
0.3x

Multiple Areas for Growth in Large Categories

Size of
Category
$5.1B $2.7B $1.8B $1.8B $1.5B
Source: Symphony IRI Group, National Consumer Panel, Total US–All Outlets, 52 weeks ending 12/30/12.
80%
79%
60%
61%
36%
28%
31%
30%
28%
21%
Lunchmeat Hot Dogs Smoked Sausage Breakfast Sausage Frozen Protein Breakfast
Category HH Penetration Brand HH Penetration

Core Categories Have Limited Private Label Penetration

Source: Symphony IRI Group Total  US Multioutlet data, 52 weeks ending. 2/3/13
Category Private Label Share
Frozen Protein Breakfast 7%
Hot Dogs 4%
Corn Dogs 4%
Smoked Sausage 6%
Cocktail Links 5%
Fresh Breakfast Sausage 9%
Mainstream Lunchmeat 14%
Food and Beverage Industry 18%

Vision Become THE Most Innovative Meat-Centric Food Company in the US 13

Four Strategies Will Deliver Long-Term Value Creation

FY 2015 Targets
Volume Growth
Net Sales Growth
MAP % of Total Revenue
Operating Margin
2-3%
4-5%
5%
10%
Core Strategies
Strengthen the core
Extend into adjacencies
Fuel growth through efficiency
Acquire on-trend brands

Two Core Growth Strategies 15 Improve Business Fundamentals Leverage Equities to Win in New Categories Near-term growth comes from strengthening the core Strengthen the Core Extend into Adjacencies

Six Brands Will Drive Our Growth 16 Mainstream Brands Artisanal Brands

Brand Building and Innovation Key to Growth Agenda

Brand positioning
World-class advertising
Category management
Brand Building Innovation
Upgrade existing quality
and packaging
New line extensions
Adjacent innovations

Increasing Investment in MAP Behind Our Core Brands 18 3.5% 4.3% 5% Historic Average FY13 YTD FY15E MAP Spending as % of Sales

Building a Culture Of Innovation
Creating a sustainable pipeline by
shifting focus to growth platforms
Streamlining processes to reduce
time to market
Improving in-market success by
focusing on consumer insights

9%
11%
13%
15%
Past 4 Years FY13 YTD FY15E
-
Revenue from New Innovations*
*Percent annual revenue from past three years’ rolling innovations, Retail segment only

New Marketing Leadership and Communications Partners New Marketing Leadership New Communications Partner 20

Sharpened Brand Positioning

“Farm House
Quality Meats”
“Hearty
Comfort Food”
“Better Guy Food for
Better Guy Times”
“Smart & Sensible
Family Choices”
“Authentic Ingredients,
Exceptional Tastes”
“Artisanal
Italian Meats”

22

Focused on Making MAP More Effective

1)  Purchase Interest sourced from Nielsen In-Market Study (among ad aware)
2)  Emotive Power sourced from Pre-Advertising Study (OTX)
Post-Market Analytics
Pre-Market Testing
Consumption Trends Improved
ROI TBD
Purchase Interest
1
+25 pct. pts.
Emotive Power
2
+57 pts.

Strengthening Our Customer Relationships 24 Gaining additional category captaincies Increasing shelf space in key retailers Improving shelf mix to higher velocity and margin products

Brand Building and Innovation Key to Growth Agenda

Brand positioning
World-class advertising
Category management
Brand Building Innovation
Upgrade existing quality
and packaging
New line extensions
Adjacent innovations

Hillshire Farm Improving Lunchmeat Packaging 26 Launch: Q3 FY13 New “fresh” callout Transparent window UPGRADES BASED ON CONSUMER INSIGHTS

Hillshire Farm Improving Lunchmeat Quality 27 Better Taste Better flavor Optimized seasoning Better Appearance More natural look Better texture Launch: Q3 FY13

Hillshire Farm Launching New Lunchmeat Flavors 28 Launch: Q4 FY13

Sara Lee Deli: Improved Quality, Improved Packaging

Launch: H2 FY13
American Heart
Association
Heart-Check Mark
No gluten
No MSG
No fillers
No artificial flavors
No added hormones
0 grams of trans fat

Hillshire Black Label: Testing A New, Superior-Quality Approach To The Deli 30 Whole muscle meat Seasoned in own juices No added preservatives No MSG No fillers Launch: Q1 FY14

Hillshire Farm Upgrading Smoked Sausage Quality 31 3 new varieties No artificial colors, flavors No MSG Gluten free 60/40 taste win vs. competition Launch: Q3 FY13

Jimmy Dean Adding Additional Comfort Foods 32 Launch: Q3 FY13

Ball Park Bringing New, On-Trend Benefits to Hot Dogs 33 Launch: Q3 FY13

State Fair Introducing New Packaging and Varieties 34 Launch: FY14

Aidells Continues its Tradition of Flavor Experiences 35 Launch: FY13 - FY14

Gallo Adding Higher-Quality Salame 36 Launch: Q4 FY13

Second Growth Opportunity Is To Extend Into Adjacencies 37 Protein breakfast Meat-centric meal starters Meat-centric snacks Meat-centric entrees Heat & eat mini-meals Heritage categories

Track Record of Moving From Core to Adjacencies 38

Jimmy Dean Frozen Adjacency Extended To “Better For You” 39 Launch: Q3 FY13

Ball Park Extended Into Pre-cooked Burgers 40 Launch: FY12

State Fair Entering Hot Dog Category 41 Launch: Q4 FY13 Bilingual packaging

Aidells Extending Beyond Smoked Sausage 42 Launch: FY13 – FY14

Recent Record of Managing Costs
Saved $90 million via cost reductions in FY11 and FY12
Right-sized workforce for speed and empowerment
• More than 600 positions eliminated in last 24 months
Closed two plants in FY12

We Will Remain Relentless on Cost Efficiency
Committed to $100 million of
cost savings
Opportunities for additional
efficiency
•
Supply chain
•
Trade spend
•
Productivity through culture
change

Expected savings by year
$ in millions FY13
FY14/
FY15
Total
Supply chain 10
SG&A / Corp. 30
Total 40 60 100

Building Brands to Build Value
Outstanding portfolio of brands with clear potential
Emerging culture of innovation and agility
Demonstrating success – products, processes and performance
Committed to growth and profitability through brand-building
Focus on cost efficiency as fuel for growth

Building Value in our Brands and for our Shareholders

Capital Allocation Priorities

Invest in Business
Dividends
Acquisitions
Share Repurchases
Pay Down Debt
Top priority
Expect to increase over time
Strategic and opportunistic
Opportunistic
Not a near-term priority

Assets & Capabilities We Can Leverage With Acquisitions
Consumer insights
Protein / Breakfast / Meals
expertise
Category captaincies in key
product areas
Robust R&D and innovation
focus
History of success integrating
acquired businesses
Efficient supply chain and
production
Fully-integrated SAP enterprise
system
Extensive distribution
infrastructure
Powerful brand equities with
proven ability to penetrate new
segments
Capabilities Assets

Criteria For Acquisitions
Value-added categories / consistent with consumer trends
Strong brands with attractive competitive positioning
Complementary / additive to HSH capabilities
Scale with suppliers and customers
Attractive top-line growth trends
Accretive to margin structure
EPS contribution and returns
Alignment with
Strategic Vision
Shareholder
Value Creation

Remain Committed to Our FY15 Targets 49 Volume Growth 2-3% Net Sales Growth 4-5% MAP % of Total Revenue 5% Operating Margin 10% FY 2015 Targets

FY13 Results on Track

Strong 2013 First Half Results
Fiscal 2013 Full-Year Guidance
vs. H1 FY12
Adjusted Net Sales +2.3%
Adjusted Operating Income +44%
Adjusted Diluted EPS +49%
Adjusted Net Sales Slightly up vs. FY12
Adjusted Diluted EPS $1.60 - $1.70
“Adjusted” terms are non-GAAP financial measures. See our reconciliation to the most directly comparable GAAP measure at the end of this presentation.

Healthy Financial Position

($ in millions)
As of Dec. 31, 2012
Adjusted YTD Cash Flow $   114
Adjusted YTD EBITDA
$   301
Cash $   299
Debt $   946
Net Debt $   647
“Adjusted” terms are non-GAAP financial measures. See our reconciliation to the most directly comparable GAAP measure at the end of this presentation.

Key Takeaways Terrific portfolio of leading, iconic brands that respond to investment Growth and cost agendas gaining traction Confident we will deliver on financial targets 52

Q&A

Appendix

Impact of
As   Significant
Reported Items Dispositions Adjusted (1)
2,034 $      - $             - $              2,034 $
1,408        4               -                 1,404
626           (4)              -                 630
88             -               -                 88
349           35             -                 314
Net charges for exit activities, asset and business dispositions 6               6               -                 -
Impairment charges -               -               -                 -
183 $        (45) $         - $              228 $
Impact of
As   Significant
Reported Items Dispositions Adjusted (1)
Net Sales 2,040 $      - $             52 $            1,988 $
1,469        11             37              1,421
571           (11)            15              567
77             -               1                76
367           27             7                333
Net charges for exit activities, asset and business dispositions 66             66             -                 -
Impairment charges 14             14             -                 -
47 $          (118) $       7 $             158 $
Cost of Sales
SG&A (excluding MAP)
Cost of Sales
Gross Profit
Six Months ended Dec. 29, 2012 and Dec. 31, 2011 (in millions, except per share data - unaudited)
Six Months ended Dec. 29, 2012
Operating income
MAP Expense
Operating Income Reconciliation - Reported to Adjusted
Net Sales
Six Months ended Dec. 31, 2011
Gross Profit
MAP Expense
SG&A (excluding MAP)
Operating income
(1) Represents a non-GAAP financial measure. See detailed explanation of these and other non-GAAP measures in the release dated January 31, 2013

Impact of Impact of
As   Significant As   Significant
Reported Items Adjusted (1) Reported Items Adjusted (1)
$ 164           (45) $         209 $         4 $            (118) $       122 $
57             (16)            73              (11)            (46)            35
107           (29)            136            15             (72)            87
9               4               5               (223)          (440)          217
2               2               -                460           460           -
11             6               5               237           20             217
118           (23)            141            252           (52)            304
-               -               -                3               -               3
$ 118           (23) $         141 $         249 $        (52) $         301 $
$ 107           (29) $         136 $         15 $          (72) $         87 $
11             6               5               234           20             214
Earnings per share of common stock:
$ 0.87          (0.23) $      1.10 $        0.13 $       (0.61) $      0.74 $
$ 0.96          (0.19) $      1.15 $        2.10 $       (0.44) $      2.54 $
34.8% 35.2% (277.4)% 28.8%
     Net income from continuing operations
Amounts attributable to Hillshire Brands:
  Diluted
      Income from continuing operations
      Net income
Effective tax rate - continuing operations
Discontinued operations:
     Net income (loss) from discontinued operations
Net income (loss) from discontinued operations
Net income (loss)
Less: Income from noncontrolling interests, net of tax
Continuing operations:
Net income (loss) attributable to Hillshire Brands
       before income taxes
       Income tax expense (benefit)
       Income from continuing operations
Income from continuing operations
     Income from discontinued operations, net of tax
     Gain (loss) on sale of discontinued operations, net of tax
      Discontinued operations
Six Months ended Dec. 29, 2012 and Dec. 31, 2011 (in millions, except per share data - unaudited)
Six Months ended Dec. 29, 2012 Six Months ended Dec. 31, 2011
EPS Reconciliation - Reported to Adjusted
(1) Represents a non-GAAP financial measure. See detailed explanation of these and other non-GAAP measures in the release dated January 31, 2013

Cash Flow Reconciliation - Reported to Adjusted
Six Months ended Dec. 31, 2012 (in millions, except per share data - unaudited)
Six Months ended Dec. 29, 2012
As
Reported
Impact of
Significant
Items Adjusted (1)
Cash Flow $70 $44 $114
(1) Represents a non-GAAP financial measure. See detailed explanation of these and other non-GAAP measures in the release dated January 31, 2013

(1) Represents a non-GAAP financial measure. See detailed explanation of these and other non-GAAP measures in the release dated January 31, 2013
EBITDA Reconciliation - Reported to Adjusted
Six Months ended Dec. 31, 2012 (in millions, except per share data - unaudited)
Reported Net Income 118
Income tax expense - continuing operations 57
Income tax benefit - discontinued operations (2)
Income tax expense - gain on sale of discontinued operations 1
Interest (net) 19
Depreciation & Amortization 86
Reported EBITDA 279
Significant Items, excluding accelerated depreciation 22
Adjusted EBITDA (1) 301